UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 30, 2018

SOLENO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36593	77-0523891
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1235 Radio Road, Suite 110

Redwood City, CA 94065

(Address of principal executive offices)

(650) 213-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2018, Jonathan Wolter transitioned to Soleno Therapeutics, Inc.’s (the “Company”) Chief Financial Officer on a non-interim basis. As previously disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2017 (the “Previous Form 8-K”), Mr. Wolter has been serving as the Company’s interim Chief Financial Officer since September 5, 2017. In connection with the transition, Mr. Wolter will also serve as the Company’s principal financial and accounting officer.

Previously, in connection with Mr. Wolter’s services as interim Chief Financial Officer, the Company entered into a consulting agreement with FLG Partners, LLC for the provision of Mr. Wolter’s services as interim Chief Financial Officer (the “FLG Consulting Agreement”). The terms of the FLG Consulting Agreement, as disclosed in the Previous Form 8-K, will remain in effect after Mr. Wolter transitions to serve as the Company’s Chief Financial Officer on a non-interim basis. In addition, in connection with this transition, the Company’s Board of Directors has approved the issuance to Mr. Wolter, effective as of June 15, 2018, of an option to purchase 24,000 shares of the Company’s common stock.

The information about Mr. Wolter required under Item 401(b), (d), (e) and Item 404(a) of Regulation S-K is incorporated by reference from the Previous Form 8-K. The description of the FLG Agreement incorporated by reference from the Previous Form 8-K does not purport to be complete and is qualified in its entirety by Exhibit 10.1, incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Confidential Consulting Agreement, dated as of September 5, 2017, by and between FLG Partners, LLC, a California limited liability company, Soleno Therapeutics, Inc., a Delaware corporation, and Jonathan Wolter, a member of FLG Partners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2018	SOLENO THERAPEUTICS, INC.

	By:	/s/ Anish Bhatnagar
Anish Bhatnagar
Chief Executive Officer